                                 Exhibit 99.3

Series 1998-2 Monthly Certificateholders' Statement for the month of April 2000

                                                                   Series 1998-2
                                                                    EXHIBIT 99.3


                     Monthly Certificateholder's Statement
                         Saks Credit Card Master Trust
                                 Series 1998-2

 Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1998-2 Supplement, dated as of May 21, 1998 (the
    "Supplement" and together with the Pooling and Servicing Agreement, the
      "Agreement") each between Saks Credit Corporation (as successor to Proffitt's Credit Corporation) as Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National
      Association as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to Series 1998-2 is set forth below:

       Date of the Certificate                           May 10, 2000
       Monthly Period ending:                          April 30, 2000
       Determination Date                                May 10, 2000
       Distribution Date                                 May 15, 2000

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                                                              General
-----------------------------------------------------------------------------------------------------------------------------------
  201  Amortization Period                                                                                     No            201
  202  Early Amortization Period                                                                               No            202
  203  Class A Investor Amount paid in full                                                                    No            203
  204  Class B Investor Amount paid in full                                                                    No            204
  205  Collateral Indebtedness Amount paid in full                                                             No            205
  206  Saks Incorporated is the Servicer                                                                       Yes           206

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                                                          Investor Amount
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         as of the end of
                                                                as of the end of the prior                 the relevant
                                                                      Monthly Period                      Monthly Period
                                                                --------------------------               ----------------
  207  Series 1998-2 Investor Amount                            $              261,500,000     207(a)    $    261,500,000    207(b)
  208    Class A Investor Amount                                $              200,000,000     208(a)    $    200,000,000    208(b)
  209    Class B Investor Amount                                $               21,500,000     209(a)    $     21,500,000    209(b)
  210    Collateral Indebtedness Amount                         $               24,000,000     210(a)    $     24,000,000    210(b)
  211    Class D Investor Amount                                $               16,000,000     211(a)    $     16,000,000    211(b)

  212  Series 1998-2 Adjusted Investor Amount                   $              261,500,000     212(a)    $    261,500,000    212(b)
  213    Class A Adjusted Investor Amount                       $              200,000,000     213(a)    $    200,000,000    213(b)
  214      Principal Account Balance                            $                        -     214(a)    $              -    214(b)
  215    Class B Adjusted Investor Amount                       $               21,500,000     215(a)    $     21,500,000    215(b)

  216    Class A Certificate Rate                                                                             6.00%          216
  217    Class B Certificate Rate                                                                             6.15%          217
  218    Collateral Indebtedness Interest Rate                                                             6.88000%          218
  219    Class D Certificate Rate                                                                          7.13000%          219
  220  Weighted average interest rate for Series 1998-2                                                       6.16%          220

                                                                                                       as of the end of
                                                                     for the relevant                    the relevant
                                                                      Monthly Period                    Monthly Period
                                                                     ----------------                  ----------------
  221  Series 1998-2 Investor Percentage with respect to Finance
       Charge Receivables                                                 22.91%               221(a)        22.27%          221(b)
  222    Class A                                                          17.52%               222(a)        17.03%          222(b)
  223    Class B                                                           1.88%               223(a)         1.83%          223(b)
  224    Collateral Indebtedness Amount                                    2.10%               224(a)         2.04%          224(b)
  225    Class D                                                           1.40%               225(a)         1.36%          225(b)

  226  Series 1998-2 Investor Percentage with respect to
       Principal Receivables                                              22.91%               226(a)        22.27%          226(b)
  227    Class A                                                          17.52%               227(a)        17.03%          227(b)
  228    Class B                                                           1.88%               228(a)         1.83%          228(b)
  229    Collateral Indebtedness Amount                                    2.10%               229(a)         2.04%          229(b)
  230    Class D                                                           1.40%               230(a)         1.36%          230(b)

  231  Series 1998-2 Investor Percentage with respect to
       Allocable Amounts                                                  22.91%               231(a)        22.27%          231(b)
  232    Class A                                                          17.52%               232(a)        17.03%          232(b)
  233    Class B                                                           1.88%               233(a)         1.83%          233(b)
  234    Collateral Indebtedness Amount                                    2.10%               234(a)         2.04%          234(b)
  235    Class D                                                           1.40%               235(a)         1.36%          235(b)

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                                               Series 1998-2 Investor Distributions
-----------------------------------------------------------------------------------------------------------------------------------
  236  The sum of the daily allocations of collections
       of Principal Receivables for the relevant
       Monthly Period                                                                                    $              -    236

                                                                   Series 1998-2

  237    Class A distribution of collections of Principal Receivables per $1,000 of
       original principal amount                                                                          $          -      237
  238    Class B distribution of collections of Principal Receivables per $1,000 of
       original principal amount                                                                          $          -      238
  239    Collateral Indebtedness Amount distribution of collections of Principal
       Receivables per $1,000 of original principal amount                                                $          -      239
  240    Class D distribution of collections of Principal Receivables per $1,000 of
       original principal amount                                                                          $          -      240
  241    Class A distribution attributable to interest per $1,000 of original principal
       amount                                                                                             $       5.00      241
  242    Class B distribution attributable to interest per $1,000 of original principal
       amount                                                                                             $       5.13      242
  243    Collateral Indebtedness Amount distribution attributable to interest per $1,000
       of original principal amount                                                                       $       5.35      243
  244    Class D distribution attributable to interest per $1,000 of original principal
       amount                                                                                             $          -      244
  245  Monthly Servicing Fee for the next succeeding Distribution Date per $1,000 of
       original principal amount                                                                          $       1.67      245

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                                              Collections Allocated to Series 1998-2
-----------------------------------------------------------------------------------------------------------------------------------
  246  Series allocation of collections of Principal Receivables                                          $ 53,349,025      246
  247    Class A                                                                                          $ 40,802,314      247
  248    Class B                                                                                          $  4,386,249      248
  249    Collateral Indebtedness Amount                                                                   $  4,896,278      249
  250    Class D                                                                                          $  3,264,185      250

  251  Series allocation of collections of Finance Charge Receivables                                     $  5,094,972      251
  252    Class A                                                                                          $  3,896,728      252
  253    Class B                                                                                          $    418,898      253
  254    Collateral Indebtedness Amount                                                                   $    467,607      254
  255    Class D                                                                                          $    311,738      255

       Available Funds
       ---------------
  256    Class A Available Funds                                                                          $  3,896,728      256
  257      The amount to be withdrawn from the Reserve Account to be included in
       Class A Available funds                                                                            $          -      257
  258      Principal Investment Proceeds to be included in Class A Available Funds                        $          -      258
  259      The amount of investment earnings on amounts held in the Reserve
       Account to be included in Class A Available funds                                                  $          -      259

  260    Class B Available Funds                                                                          $    418,898      260
  261      The amount to be withdrawn from the Reserve Account to be included in
       Class B Available funds                                                                            $          -      261
  262      Principal Investment Proceeds to be included in Class B Available Funds                        $          -      262
  263      The amount of investment earnings on amounts held in the Reserve
       Account to be included in Class B Available funds                                                  $          -      263

  264  Collateral Available Funds                                                                         $    467,607      264

  265  Class D Available Funds                                                                            $    311,738      265

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                                                    Application of Collections
----------------------------------------------------------------------------------------------------------------------------------

       Class A
       -------
  266  Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not
       paid on a prior Distribution date                                                                  $  1,000,000      266
  267  If Saks Incorporated is no longer the Servicer, an amount equal to Class A
       Servicing fee for the related Distribution Date                                                    $          -      267
  268  Class A Allocable Amount                                                                           $    774,637      268
  269  An amount to be included in the Excess Spread                                                      $  2,122,091      269

       Class B
       -------

                                                                     Page 2 of 5

                                                                   Series 1998-2

  270  Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but
       not paid on a prior Distribution date                                                      $    110,188         270
  271  If Saks Incorporated is no longer the Servicer, an amount equal to Class B
       Servicing fee for the related Distribution Date                                            $          -         271
  272  An amount to be included in the Excess Spread                                              $    308,711         272

       Collateral
       ----------
  273  If Saks Incorporated is no longer the Servicer, an amount equal to Collateral
       Servicing fee for the related Distribution Date                                            $          -         273
  274  An amount to be included in the Excess Spread                                              $    467,607         274

       Class D
       -------
  275  If Saks Incorporated is no longer the Servicer, an amount equal to Class D
       Servicing fee for the related Distribution Date                                            $          -         275
  276  An amount to be included in the Excess Spread                                              $    311,738         276

  277  Available Excess Spread                                                                    $  3,210,148         277
  278  Available Shared Excess Finance Charge Collections                                         $          -         278
  279  Total Cash Flow available for 1998-2 waterfall                                             $  3,210,148         279

  280  Class A Required Amount is to be used to fund any deficiency in line266, line267
       and line268                                                                                $          -         280
  281  The aggregate amount of Class A Investor Charge Offs which have not been
       previously reimbursed                                                                      $          -         281
  282  Class B Required Amount to the extent attributable to line270, and line271                 $          -         282
  283  Class B Allocable Amount                                                                   $     83,273         283
  284  Any remaining portion of the Class B Required Amount                                       $          -         284
  285  An amount equal to any unreimbursed reductions of the Class B Investor Amount, if any, due to: (i) Class B Investor Charge Offs; (ii) Reallocated Principal Collections;
       (iii) reallocations of the Class B Investor Amount to the Class A Investor Amount          $          -         285
  286  Collateral Monthly Interest for the related Distribution Date plus Collateral
       Monthly Interest previously due but not paid to the Collateral Indebtedness Holder
       plus Collateral Additional Interest                                                        $    128,427         286
  287  Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing Fee
       due for the relevant Monthly Period and not paid above                                     $    409,167         287
  288  Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing Fee
       due but not distributed to the Servicer for prior Monthly Periods                          $          -         288
  289  Collateral Allocable Amount                                                                $     92,956         289
  290  Any unreimbursed reductions of the Collateral Indebtedness Amount (CIA), if any, due to:
       (i) CIA Charge Offs; (ii) Reallocated Principal Collections; (iii) reallocations of
       the CIA to the Class A or Class B Investor Amount                                          $          -         290
  291  The excess, if any, of the Required Cash Collateral Amount over the Available
       Collateral Amount                                                                          $          -         291
  292  An amount equal to Class D Monthly Interest due but not paid to the Class D
       Certificateholders plus Class D Additional Interest                                        $     88,729         292
  293  Class D Servicing Fee due for the relevant Monthly Period and not paid above               $     26,667         293
  294  Class D Servicing Fee due but not distributed to the Servicer for prior Monthly
       Periods                                                                                    $          -         294
  295  Class D Allocable Amount                                                                   $     61,971         295
  296  Any unreimbursed reductions of the Class D Investor Amount, if any, due to:
       (i) Class D Investor Charge Offs; (ii) Reallocated Principal Collections;
       (iii) reallocations of the Class D Investor Amount to the Class A or Class B
       Investor Amount or CIA                                                                     $          -         296
  297  Aggregate amount of any other amounts due to the Collateral Indebtedness Holder
       pursuant to the Loan Agreement                                                             $          -         297
  298  Excess, if any, of the Required Reserve Account Amount over the amount on
       deposit in the Reserve Account                                                             $          -         298
  299  Shared Excess Finance Charge Collections                                                   $  2,318,958         299

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                                                Determination of Monthly Principal
---------------------------------------------------------------------------------------------------------------------------
  300  Class A Monthly Principal (the least of line#301, line#302 and line#208)                   $          -         300
  301    Available Principal Collections held in the Collection Account                           $ 53,349,025         301
  302    Class A Accumulation Amount                                                              $          -         302

                                                                   Series 1998-2

  303  Class B Monthly Principal (the least of line#304, line#305 and line#209)
       (distributable only after payout of Class A)                                               $          -         303
  304    Available Principal Collections held in the Collection Account less portion of
       such Collections applied to Class A Monthly Principal                                      $ 53,349,025         304
  305    Class B Accumulation Amount                                                              $          -         305

  306  Collateral Monthly Principal (prior to payout of Class B) (the least of line#307
       and line#308)                                                                              $          -         306
  307    Available Principal Collections held in the Collection Account less portion of
       such Collections applied to Class A and Class B Monthly Principal                          $ 53,349,025         307
  308    Enhancement Surplus                                                                      $          -         308

  309  Class D Monthly Principal                                                                  $          -         309
  310    Available Principal Collections held in the Collection Account less portion of such
       Collections applied to Class A, Class B or collateral Monthly Principal                    $ 53,349,025         310

---------------------------------------------------------------------------------------------------------------------------
                                                   Available Enhancement Amount
---------------------------------------------------------------------------------------------------------------------------
  311  Available Enhancement Amount                                                               $ 40,000,000         311
  312    Amount on Deposit in the Cash Collateral Account                                         $          -         312

---------------------------------------------------------------------------------------------------------------------------
                                                 Reallocated Principal Collections
---------------------------------------------------------------------------------------------------------------------------

  313  Reallocated Principal Collections                                                          $          -         313
  314    Class D Principal Collections (to the extent needed to fund Required Amounts)            $          -         314
  315  Collateral Principal Collections (to the extent needed to fund Required Amounts)           $          -         315
  316    Class B Principal Collections (to the extent needed to fund Required Amounts)            $          -         316

----------------------------------------------------------------------------------------------------------------------------
                                Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
----------------------------------------------------------------------------------------------------------------------------
                                                                 %                                   Amount
                                                      -----------------------                     ------------
  317  Series 1998-2 Default Amount                            22.91%               317(a)        $  1,012,837         317(b)
  318  Class A Investor Default Amount                         17.52%               318(a)        $    774,637         318(b)
  319  Class B Investor Default Amount                          1.88%               319(a)        $     83,273         319(b)
  320  Collateral Default Amount                                2.10%               320(a)        $     92,956         320(b)
  321  Class D Investor Default Amount                          1.40%               321(a)        $     61,971         321(b)

  322  Series 1998-2 Adjustment Amount                                                            $          -         322
  323  Class A Adjustment Amount                                                                  $          -         323
  324  Class B Adjustment Amount                                                                  $          -         324
  325  Collateral Adjustment Amount                                                               $          -         325
  326  Class D Adjustment Amount                                                                  $          -         326

  327  Series 1998-2 Allocable Amount                                                             $  1,012,837         327
  328    Class A Allocable Amount                                                                 $    774,637         328
  329    Class B Allocable Amount                                                                 $     83,273         329
  330    Collateral Allocable Amount                                                              $     92,956         330
  331    Class D Allocable Amount                                                                 $     61,971         331

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                                                         Required Amounts
----------------------------------------------------------------------------------------------------------------------------
  332  Class A Required Amount                                                                    $          -         332
  333    Class A Monthly Interest for current Distribution Date                                   $  1,000,000         333
  334    Class A Monthly Interest previously due but not paid                                     $          -         334
  335    Class A Additional Interest for prior Monthly Period or previously due but not
       paid                                                                                       $          -         335
  336    Class A Allocable Amount for current Distribution Date                                   $          -         336
  337    Class A Servicing Fee (if Saks Incorporated is no longer the Servicer)                   $          -         337

  338  Class B Required Amount                                                                    $          -         338
  339    Class B Monthly Interest for current Distribution Date                                   $    110,188         339
  340    Class B Monthly Interest previously due but not paid                                     $          -         340
  341    Class B Additional Interest for prior Monthly Period or previously due but not
       paid                                                                                       $          -         341
  342    Class B Servicing Fee (if Saks Incorporated is no longer the Servicer)                   $          -         342
  343  Excess of Class B Allocable Amount over funds available to make                            $          -         343

                                                                   Series 1998-2

  344  Collateral Required Amount                                                                 $          -         344
  345    Collateral Monthly Interest for current Distribution Date                                $    128,427         345
  346    Collateral Monthly Interest previously due but not paid                                  $          -         346
  347    Collateral Additional Interest for prior Monthly Period or previously due but
       not paid                                                                                   $          -         347
  348    Collateral Servicing Fee (if Saks Incorporated is no longer the Servicer)                $          -         348
  349    Excess of Collateral Allocable Amount over funds available to make payments              $          -         349

---------------------------------------------------------------------------------------------------------------------------
                                                   Reduction of Investor Amounts
---------------------------------------------------------------------------------------------------------------------------

       Class A
       -------
  350  Class A Investor Amount reduction                                                          $          -         350
  351    Class A Investor Charge Off                                                              $          -         351
  352    Reductions of the Class A Investor Amount                                                $          -         352

       Class B
       -------
  353  Class B Investor Amount reduction                                                          $          -         353
  354    Class B Investor Charge Off                                                              $          -         354
  355    Reductions of the Class B Investor Amount                                                $          -         355
  356    Reallocated Principal Collections applied to Class A                                     $          -         356

       Collateral
       ----------
  357  Collateral Indebtedness Amount reduction                                                   $          -         357
  358    Collateral Indebtedness Amount Charge Off                                                $          -         358
  359    Reductions of the Collateral Indebtedness Amount                                         $          -         359
  360    Reallocated Principal Collections applied to Class B                                     $          -         360

       Class D
       -------
  361  Class D Investor Amount reduction                                                          $          -         361
  362    Class D Investor Charge Off                                                              $          -         362
  363    Reductions of the Class D Investor Amount                                                $          -         363
  364    Reallocated Principal Collections applied to Collateral Indebtedness Amount              $          -         364

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                                                           Servicing Fee
----------------------------------------------------------------------------------------------------------------------------
  365  Series 1998-2 Servicing Fee                                                                $    435,833         365
  366    Class A Servicing Fee                                                                    $    333,333         366
  367    Class B Servicing Fee                                                                    $     35,833         367
  368    Collateral Servicing Fee                                                                 $     40,000         368
  369    Class D Servicing Fee                                                                    $     26,667         369

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                                                          Reserve Account
----------------------------------------------------------------------------------------------------------------------------
  370  Required Reserve Account Amount (if applicable)                                                 N/A             370
  371  Reserve Account Reinvestment Rate (if applicable)                                               N/A             371
  372  Reserve Account balance                                                                    $          -         372


  373  Accumulation Period Length                                                                    2 months          373

       IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of May, 2000.

       Saks Incorporated,
       as Servicer

       By /s/ Scott A. Honnold
          --------------------------------
       Name:  Scott A. Honnold
       Title: Vice President and Treasurer